GENWORTH VARIABLE INSURANCE TRUST

SUPPLEMENT TO THE PROSPECTUS
 DATED AUGUST 25, 2008

The date of this Supplement is January 6, 2009

The purpose of this supplement is to update the Prospectus of Genworth Variable Insurance Trust with respect to a change in the portfolio management team for Genworth Putnam International Capital Opportunities Fund. Joseph Joseph and Randy Farina have assumed full responsibility as portfolio managers of the Fund. In connection with this change, the Prospectus is amended as follows:

The third and fourth paragraphs of the section of the Prospectus titled “FUND MANAGEMENT – THE SUBADVISORS – Putnam Investment Management, LLC” are deleted and replaced with the following:

Joseph Joseph and Randy Farina are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Joseph is Chief Investment Officer of Putnam Management’s U.S. and International Small and Mid Cap Core teams and has been a portfolio manager with Putnam Management since 1994. Previously, Mr. Joseph was Director of the Global Equity Research team. Mr. Farina has been a portfolio manager with Putnam Management since 1997. Messrs. Joseph and Farina have been portfolio managers of the Fund since its inception.

Please retain this Supplement with your Prospectus for future reference.

GENWORTH VARIABLE INSURANCE TRUST

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
 DATED AUGUST 25, 2008

The date of this Supplement is January 6, 2009

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of Genworth Variable Insurance Trust with respect to a change in the portfolio management team for Genworth Putnam International Capital Opportunities Fund. Joseph Joseph and Randy Farina have assumed full responsibility as portfolio managers of the Fund. In connection with this change, the section of Appendix B of the SAI relating to Putnam Investment Management, LLC is amended as follows:

1.	All references to John Ferry and Franz Valencia are deleted.

2.	The description of portfolio manager compensation is deleted and replaced with the following:

Portfolio Manager Compensation

Putnam Management’s goal is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For purposes of determining the compensation that Putnam Management pays to the Fund’s portfolio managers, Putnam Management compares the performance of the Fund to the Lipper International Small/Mid-Cap Core Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Please retain this Supplement with your SAI for future reference.